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                                                                    EXHIBIT 5(b)

AMERICAN
   |GENERAL
   |FINANCIAL GROUP

    AMERICAN GENERAL LIFE INSURANCE COMPANY
    Member American General Financial Group
    Annuity Administration
    P.O. Box 1401, Houston, TX  77251-1401
    (800) 360-4268 . Fax (713) 831-3701
    Hearing Impaired (TDD): (888) 436-5257

                                SERVICE REQUEST
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
PLATINUM INVESTOR--VARIABLE DIVISIONS
AIM Variable Insurance Funds                                         Neuberger Berman Advisers Management Trust
----------------------------                                         ------------------------------------------
  .  Division 143 - AIM V.I. International Equity Division              .  Division 208 - Mid-Cap Growth Division
  .  Division 144 - AIM V.I. Value Division
                                                                     North American Funds Variable Product Series I
American Century Variable Portfolios, Inc.                           ----------------------------------------------
------------------------------------------                              .  Division 145 - International Equities Division
  .  Division 209 - VP Value Division                                   .  Division 146 - MidCap Value Division
                                                                        .  Division 147 - Money Market Division
Ayco Series Trust                                                       .  Division 223 - Nasdaq-100 Index Division
-----------------                                                       .  Division 213 - Science & Technology Division
  .  Division 216 - Ayco Large Cap Growth Fund I Division               .  Division 212 - Small Cap Index Division
                                                                        .  Division 148 - Stock Index Division
The Dreyfus Socially Responsible Growth Fund, Inc.
--------------------------------------------------                   PIMCO Variable Insurance Trust
  .  Division 149                                                    -----------------------------
                                                                        .  Division 221 - PIMCO Real Return Bond Division
Dreyfus Variable Investment Portfolios                                  .  Division 220 - PIMCO Short-Term Bond Division
--------------------------------------                                  .  Division 222 - PIMCO Total Return bond Division
  .  Division 211 - MidCap Index Division
                                                                     Putnam Variable Trust
Dreyfus Variable Investment Fund                                     ---------------------
--------------------------------                                        .  Division 218 - Putnam VT Growth and Income Division
  .  Division 153 - Quality Bond Division                               .  Division 219 - Putnam VT International Growth and
  .  Division 155 - Small Cap Division                                      Income Division

Fidelity Variable Insurance Products Fund                            SAFECO Resource Series Trust
-----------------------------------------                            ----------------------------
  .  Division 201 - VIP Asset Manager Division                          .  Division 159 - Equity Division
  .  Division 169 - VIP Contrafund Division                             .  Division 160 - Growth Opportunities Division
  .  Division 167 - VIP Equity-Income Division
  .  Division 168 - VIP Growth Division                              The Universal Institutional Funds, Inc.
                                                                     ---------------------------------------
Franklin Templeton Variable Insurance Products Trust                    .  Division 157 - Equity Growth Division
----------------------------------------------------                    .  Division 158 - High Yield Division
  .  Division 161 - Templeton Asset Strategy Division
  .  Division 162 - Templeton International Securities Division      Van Kampen Life Investment Trust
                                                                     --------------------------------
Janus Aspen Series - Service Shares                                     .  Division 163 - Strategic Stock Division
-----------------------------------
  .  Division 207 - Aggressive Growth Division                       Warburg Pincus Trust
  .  Division 205 - International Growth Division                    --------------------
  .  Division 206 - Worldwide Growth Division                           .  Division 214 - Small Company Growth Division

J.P. Morgan Series Trust II                                          Fixed Account
---------------------------                                          -------------
  .  Division 215- J.P. Morgan Small Company Division                   .  Division 164 - One-Year Guaranteed Period

MFS Variable Insurance Trust
----------------------------
  .  Division 203 - MFS Capital Opportunities Division
  .  Division 156 - MFS Emerging Growth Division
  .  Division 204 - MFS New Discovery Division
  .  Division 202 - MFS Research Division
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L9231-PI Rev 0900
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                                                PLATINUM INVESTOR VARIABLE ANNUITY
                                                         -SERVICE REQUEST-

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
[X] CERTIFICATE       1.| CONTRACT#: ____________________________________________________  ANNUITANT:_______________________________
    IDENTIFICATION      |
  (COMPLETE SECTIONS    | CONTRACT OWNER(S):________________________________________________________________________________________
       1 AND 14         |
   FOR ALL REQUESTS.    | ADDRESS:__________________________________________________________________________________________________
  INDICATE CHANGE OR    | [_] Check here if
 REQUEST DESIRED BELOW. |     change of address.
                        | S.S. NO. OR TAX I.D. NO.:__________/_________/____________     Phone Number: (   )________________________
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[ ] NAME              2.| [_] Annuitant*   [_] Beneficiary*   [_] Owner(s)* (DOES NOT CHANGE ANNUITANT, BENEFICIARY, OR
    CHANGE              |                                                    OWNERSHIP DESIGNATION)
                        | _________________________________________________________________________________________________________
                        | FROM (FIRST, MIDDLE, LAST)                         TO (FIRST, MIDDLE, LAST)
                        | _________________________________________________________________________________________________________
                        | Reason:  [_] Marriage   [_] Divorce   [_] Correction  [_] Other (ATTACH CERTIFIED COPY OF COURT ORDER.)
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[ ] AUTOMATIC         3.|  ____ By initialing here, I authorize American General Life to collect $________ (min. $100)
    ADDITIONAL          |  starting month/day  ______________ by initiating electronic debt entries against my bank account
    PURCHASE PAYMENT    |  with the following frequency:
    OPTION              |
                        |  [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually (ATTACH VOIDED CHECK TO SERVICE REQUEST.)
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[ ] DOLLAR COST       4.| Dollar cost average [_]$________ OR [_] ________% (whole % only)        Begin Date :_____/_____/_____
    AVERAGING           | Taken from the: [_] Money Market OR [_] 1-Year Guarantee Period                     MM     DD    YY
                        | Frequency:      [_] Monthly      [_] Quarterly    [_] Semiannually    [_] Annually
                        | Duration:       [_] 12 months    [_] 24 months    [_] 36 months       [_] 48 months    [_] 60 months
                        |                 The dollar amounts or percentages will be allocated for the duration selected above to
                        |                 the following Variable Division(s) (Use only dollars OR percentages).
                        |
                        | AIM VARIABLE INSURANCE FUNDS         JANUS ASPEN SERIES - SERVICE SHARE       PIMCO VARIABLE INSURANCE
                        |  AIM V.I.International Equity         Aggressive Growth Division (207)    ___  TRUST
                        |   Division (143)                 ___  International Growth Division (205) ___  PIMCO Real Return Bond
                        |  AIM V.I. Value Division (144)   ___  Worldwide Growth Division (206)     ___   Division (221)         ___
                        | AMERICAN CENTURY VARIABLE            J.P. MORGAN SERIES TRUST II               PIMCO Short-Term Bond
                        | PORTFOLIOS, INC.                      J.P. Morgan Small Company                 Division (220)         ___
                        |  VP Value Division (209)         ___   Division (215)                     ___  PIMCO Total Return Bond
                        | AYCO SERIES TRUST                    MFS VARIABLE INSURANCE TRUST               Division (222)         ___
                        |  Ayco Large Cap Growth Fund I         MFS Capital Opportunities               PUTNAM VARIABLE TRUST
                        |   Division (216)                 ___   Division (203)                     ___  Putnam VT Growth and
                        | THE DREYFUS SOCIALLY RESPONSIBLE      MFS Emerging Growth Division (156)  ___  Income Division (218)   ___
                        | GROWTH FUND, INC. Division (149) ___  MFS New Discovery Division (204)    ___  Putnam VT International
                        | DREYFUS INVESTMENT PORTFOLIOS         MFS Research Division (202)         ___   Growth and Income
                        |  MidCap Stock Division (211)     ___ NEUBERGER BERMAN ADVISERS                  Division (219)         ___
                        | DREYFUS VARIABLE INVESTMENT FUND      MANAGEMENT TRUST                        SAFECO RESOURCE SERIES
                        |  Quality Bond Division (153)     ___  Mid-Cap Growth Division (208)       ___  TRUST
                        |  Small Cap Division (155)        ___ NORTH AMERICAN FUNDS VARIABLE             Equity Division (159)   ___
                        | FIDELITY VARIABLE INSURANCE           PRODUCT SERIES I                         Growth Opportunities
                        |  PRODUCTS FUND                        International Equities                    Division (160)         ___
                        |  VIP Asset Manager Division (201)___   Division (145)                     ___ THE UNIVERSAL
                        |  VIP Contrafund Division (169)   ___  MidCap Value Division (146)         ___ INSTITUTIONAL FUNDS, INC.
                        |  VIP Equity-Income Division (167)___  Money Market Division (147)         ___  Equity Growth
                        |  VIP Growth Division (168)       ___  Nasdaq-100 Index Division (223)     ___   Division (157)         ___
                        | FRANKLIN TEMPLETON VARIABLE           Science & Technology Division (213) ___  High Yield Division(158)___
                        | INSURANCE PRODUCTS TRUST              Small Cap Index Division (212)      ___ VAN KAMPEN LIFE
                        |  Templeton Asset Strategy             Stock Index Division (148)          ___  INVESTMENT TRUST
                        |   Division (161)                 ___                                           Strategic Stock
                        |  Templeton International                                                        Division (163)         ___
                        |   Securities Division (162)      ___                                          WARBURG PINCUS TRUST
                        |                                                                                Small Company Growth
                        |                                                                                 Division (214)         ___
                        |                                                                                OTHER ________________  ___
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L9231-PI Rev 0900                                            PAGE 2 OF 4
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[ ] AUTOMATIC            5.| [ ] ADD Automatic Rebalancing          [ ] STOP Automatic Rebalancing.
    REBALANCING            | [ ] CHANGE Automatic Rebalancing of variable investments to the percentage allocations indicated
                           |     below:
    ($25,000 MINIMUM)      | [ ] Quarterly     [ ] Semiannually   [ ] Annually (based on contract anniversary)
                           |
 USE WHOLE PERCENTAGES.    | AIM VARIABLE INSURANCE FUNDS          JANUS ASPEN SERIES -            PIMCO VARIABLE INSURANCE TRUST
 TOTAL MUST EQUAL 100%     |  AIM V.I. International                SERVICE SHARES                  PIMCO Real Return Bond
                           |   Equity Division (143)    ______%     Aggressive Growth                Division (221)         ______%
                           |  AIM V.I. Value                         Division (207)     ______%     PIMCO Short-Term Bond
                           |   Division (144)           ______%     International Growth             Division (220)         ______%
                           | AMERICAN CENTURY VARIABLE               Division (205)     ______%     PIMCO Total Return
                           |  PORTFOLIOS, INC.                      Worldwide Growth                 Bond Division (222)    ______%
                           |  VP Value Division (209)   ______%      Division (206)     ______%    PUTNAM VARIABLE TRUST
                           | AYCO SERIES TRUST                     J.P. MORGAN SERIES TRUST II      Putnam VI Growth and
                           |  Ayco Large Cap Growth                 J.P. Morgan                      Income Division (218)  ______%
                           |   Fund I Division (216)    ______%      Small Company                  Putnam VT International
                           | THE DREYFUS SOCIALLY RESPONSIBLE        Division (215)     ______%      Growth and Income
                           |  GROWTH FUND, INC.                    MFS VARIABLE INSURANCE TRUST      Division (219)         ______%
                           |  Division (149)            ______%     MFS Capital Opportunities      SAFECO RESOURCE SERIES TRUST
                           | DREYFUS VARIABLE INVESTMENT FUND        Division (203)     ______%     Equity Division (159)   ______%
                           |  Quality Bond                          MFS Emerging Growth             Growth Opportunities
                           |   Division (153)           ______%      Division (156)     ______%      Division (160)         ______%
                           |  Small Cap Division (155)  ______%     MFS New Discovery              THE UNIVERSAL INSTITUTIONAL
                           | FIDELITY VARIABLE INSURANCE             Division (204)     ______%     FUNDS, INC.
                           |  PRODUCTS FUND                         MFS Research                    Equity Growth
                           |  VIP Asset Manager                      Division (202)     ______%      Division (157)         ______%
                           |   Division (201)           ______%    NEUBERGER BERMAN ADVISORS        High Yield
                           |  VIP Contrafund                        MANAGEMENT TRUST                 Division (158)         ______%
                           |   Division (169)           ______%     Mid-Cap Growth                 VAN KAMPEN LIFE INVESTMENT TRUST
                           |  VIP Equity-Income                      Division (208)     ______%     Strategic Stock
                           |   Division (167)           ______%    NORTH AMERICAN FUNDS              Division (163)         ______%
                           |  VIP Growth Division (168) ______%     VARIABLE PRODUCT SERIES I      WARBURG PINCUS TRUST
                           | FRANKLIN TEMPLETON VARIABLE            International Equities          Small Company Growth
                           |  INSURANCE PRODUCTS FUND                Division (145)     ______%      Division (214)         ______%
                           |  Templeton Asset Strategy              MidCap Value                   OTHER _________________  ______%
                           |   Division (161)           ______%      Division (146)     ______%
                           |  Templeton                             Money Market
                           |   International Securities              Division (147)     ______%
                           |   Division (162)           ______%     Nasdaq-100 Index
                           |                                         Division (223)     ______%
                           |                                        Science & Technology
                           |                                         Division (213)     ______%
                           |                                        Small Cap Index
                           |                                         Division (212)     ______%
                           |                                        Stock Index
                           |                                         Division (148)     ______%
                           |
                           | NOTE: Automatic Rebalancing is only available for variable divisions. Automatic Rebalancing will not
                           |       change allocation of future purchase payments. Not available if Dollar Cost Averaging is chosen.
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[ ] CHANGE               6.| AIM VARIABLE INSURANCE FUNDS          JANUS ASPEN SERIES -            PIMCO VARIABLE INSURANCE TRUST
    ALLOCATION OF          |  AIM V.I. International                SERVICE SHARES                  PIMCO Real Return Bond
    FUTURE PURCHASE        |   Equity Division (143)    ______%     Aggressive Growth                Division (221)         ______%
    PAYMENTS               |  AIM V.I. Value                         Division (207)     ______%     PIMCO Short-Term Bond
                           |   Division (144)           ______%     International Growth             Division (220)         ______%
 USE WHOLE PERCENTAGES.    | AMERICAN CENTURY VARIABLE               Division (205)     ______%     PIMCO Total Return
 TOTAL MUST EQUAL 100%     |  PORTFOLIOS, INC.                      Worldwide Growth                 Bond Division (222)    ______%
                           |  VP Value Division (209)   ______%      Division (206)     ______%    PUTNAM VARIABLE TRUST
                           | AYCO SERIES TRUST                     J.P. MORGAN SERIES TRUST II      Putnam VI Growth and
                           |  Ayco Large Cap Growth                 J.P. Morgan                      Income Division (218)  ______%
                           |   Fund I Division (216)    ______%      Small Company                  Putnam VT International
                           | THE DREYFUS SOCIALLY RESPONSIBLE        Division (215)     ______%      Growth and Income
                           |  GROWTH FUND, INC.                    MFS VARIABLE INSURANCE TRUST      Division (219)         ______%
                           |  Division (149)            ______%     MFS Capital Opportunities      SAFECO RESOURCE SERIES TRUST
                           | DREYFUS INVESTMENT PORTFOLIOS           Division (203)     ______%     Equity Division (159)   ______%
                           |   MidCap Stock                         MFS Emerging Growth             Growth Opportunities
                           |   Division (211)           ______%      Division (156)     ______%      Division (160)         ______%
                           | DREYFUS VARIABLE INVESTMENT FUND       MFS New Discovery              THE UNIVERSAL INSTITUTIONAL
                           |  Quality Bond                           Division (204)     ______%    FUNDS, INC.
                           |   Division (153)           ______%     MFS Research                    Equity Growth
                           |  Small Cap Division (155)  ______%      Division (202)     ______%      Division (157)         ______%
                           | FIDELITY VARIABLE INSURANCE           NEUBERGER BERMAN ADVISORS        High Yield
                           |  PRODUCTS FUND                        MANAGEMENT TRUST                  Division (158)         ______%
                           |  VIP Asset Manager                     Mid-Cap Growth                 VAN KAMPEN LIFE INVESTMENT TRUST
                           |   Division (201)           ______%      Division (208)     ______%     Strategic Stock
                           |  VIP Contrafund                       NORTH AMERICAN FUNDS              Division (163)         ______%
                           |   Division (169)           ______%    VARIABLE PRODUCT SERIES I       WARBURG PINCUS TRUST
                           |  VIP Equity-Income                     International Equities          Small Company Growth
                           |   Division (167)           ______%      Division (145)     ______%      Division (214)         ______%
                           |  VIP Growth Division (168) ______%     MidCap Value                   OTHER _________________  ______%
                           | FRANKLIN TEMPLETON VARIABLE             Division (146)     ______%
                           | INSURANCE PRODUCTS FUND                Money Market
                           |  Templeton Asset Strategy               Division (147)     ______%
                           |   Division (161)           ______%     Nasdaq-100 Index
                           |  Templeton                              Division (223)     ______%
                           |   International Securities             Science & Technology
                           |   Division (162)           ______%      Division (213)     ______%
                           |                                        Small Cap Index
                           |                                         Division (212)     ______%
                           |                                        Stock Index
                           |                                         Division (148)     ______%
                           |
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[ ] TRANSFER OF          7.| NOTE: A change to the allocation of future purchase payments will not alter Automatic Rebalancing
    ACCUMULATED            |       allocations. Indicate division number along with gross dollar or percentage amount. (Maintain
    VALUES                 |       $ or % consistency.)
                           |
                           | % or $________ from Div. ________ to Div. ________  % or $________ from Div. ________ to Div. ________
                           |
                           | % or $________ from Div. ________ to Div. ________  % or $________ from Div. ________ to Div. ________
                           |
                           | % or $________ from Div. ________ to Div. ________  % or $________ from Div. ________ to Div. ________
                           |
                           | % or $________ from Div. ________ to Div. ________  % or $________ from Div. ________ to Div. ________
                           |
                           | NOTE: If a transfer is elected and Automatic Rebalancing is active on your account, you may want to
                           |       consider changing the Automatic Rebalancing allocations (Section 5). Otherwise, the Automatic
                           |       Rebalancing will transfer funds in accordance with instructions on file.
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
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[ ] TELEPHONE            8.| I (or if joint owners, either of us acting independently) hereby authorize American General Life
    TRANSFER               | Insurance Company ("AGL") to act on telephone instructions to transfer values among the Variable
    AUTHORIZATION          | Divisions and Fixed Account and to change allocations for future purchase payments given by:
                           |
                           |  (Initial appropriate box(es) below.)
                           |  [ ] Contract Owner(s)
                           |  [ ] Contract Owner(s) and/or Agent/Registered Representative who is both appointed to represent
                           |  AGL and, with the firm, authorized to service my contract.
                           |
                           |  AGL and any person designated by this authorization will not be responsible for any claim, loss,
                           |  or expense based upon telephone transfer instructions received and acted on in good faith,
                           |  including losses due to telephone instruction communication errors. AGL's liability for erroneous
                           |  transfers, unless clearly contrary to instructions received, will be limited to correction of the
                           |  allocations on a current basis. If an error, objection, or other claim arises due to a telephone
                           |  transfer transaction, I will notify AGL in writing within five working days from receipt of
                           |  confirmation of the transaction from AGL. I understand that this authorization is subject to the
                           |  terms and provisions of may PLATINUM INVESTOR VARIABLE ANNUITY contract and its related prospectus.
                           |  This authorization will remain in effect until my written notice of its revocation is received by
                           |  AGL at its main office.
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[ ] SYSTEMATIC           9.| Specified Dollar Amount $________________
    WITHDRAWAL             | FREQUENCY:  [ ] Monthly  [ ] Quarterly [ ] Semiannually   [ ] Annually
(ALSO COMPLETE SECTIONS    |
     12, 13 & 14.)         | To Begin on ______/_______/_______ (Date must be between the 5th and 24th of the month and at least
                           |               MM     DD      YY     30 days after issue date.)
($100 MINIMUM WITHDRAWAL)  |
                           | Unless specified below, withdrawals will be taken from the divisions as they are currently allocated
PERCENTAGES (WHOLE % ONLY) | in your contract.
   MUST EQUAL 100%, OR     |
DOLLARS MUST EQUAL TOTAL   | $ or %________ Div. No.________     $ or %________ Div. No.________     $ or %________ Div. No._______
         AMOUNT.           |
                           | $ or %________ Div. No.________     $ or %________ Div. No.________     $ or %________ Div. No._______
                           |
                           | $ or %________ Div. No.________     $ or %________ Div. No.________     $ or %________ Div. No._______
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[ ] REQUEST FOR         10.| Amount requested is to be (   ) NET OR (   ) GROSS of applicable charges.  Total Amount = $____________
    PARTIAL                |
    WITHDRAWAL             | $ or %________ Div. No.________     $ or %________ Div. No.________     $ or %________ Div. No._______
(ALSO COMPLETE SECTIONS    |
    12, 13 & 14.)          | $ or %________ Div. No.________     $ or %________ Div. No.________     $ or %________ Div. No._______
($100 MINIMUM WITHDRAWAL)  |
                           | $ or %________ Div. No.________     $ or %________ Div. No.________     $ or %________ Div. No._______
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[ ] REQUEST FOR         11.| [ ] Contract attached
    FULL                   |
    SURRENDER              | [ ] I hereby declare that the contract specified above has been lost, destroyed, or mislaid and
(ALSO COMPLETE SECTIONS    |     request that the value of the contract be paid. I agree to indemnify and hold harmless AGL
    12, 13 & 14.)          |     against any claims which may be asserted on my behalf and on the behalf of my heirs, assignees,
                           |     legal representatives, or any other person claiming rights derived through me against AGL on the
                           |     basis of the contract.
---------------------------|--------------------------------------------------------------------------------------------------------
[ ] METHOD OF           12.| NOTE: If no method is indicated, check(s) will be mailed to the owner at the address of record.
    DISTRIBUTION           |
                           | Check one:  [ ] Mail check to owner.    [ ] Mail check to alternate address.
                           |             [ ] Deposit funds directly to bank/firm.*  (available only for systematic withdrawals)
                           |
                           | -------------------------------------------------------------------------------------------------------
                           | INDIVIDUAL OR BANK/FIRM
                           |
                           | -------------------------------------------------------     -------------------------------------------
                           | ADDRESS                                                     CITY/STATE/ZIP
                           |
                           | -------------------------------------------------------     Type of account:  [ ] Checking
                           | IF BANK/FIRM, PROVIDE ACCOUNT NUMBER TO BE REFERENCED                         [ ] Savings
                           | FOR DEPOSIT.
                           | *Enclose a voided check from account where funds are to be deposited.
                           |  PLEASE DO NOT ENCLOSE A DEPOSIT SLIP.
---------------------------|--------------------------------------------------------------------------------------------------------
[ ] NOTICE OF           13.| The taxable portion of the distribution you receive from your annuity contract is subject to federal
    WITHHOLDING            | income tax withholding unless you elect not to have withholding apply. Withholding of state
                           | income tax may also be required by your state of residence. You may elect not to have withholding
                           | apply by checking the appropriate box below. If you elect not to have withholding apply to your
                           | distribution or if you do not have enough income tax withheld, you may be responsible for payment
                           | of estimated tax. You may incur penalties under the estimated tax rules if your withholding
                           | and estimated tax are not sufficient. If no election is made, we are REQUIRED to withhold Federal
                           | Income Tax.
                           | Check one: [  ] I do NOT want income tax withheld from this distribution.
                           |            [  ] I do want 10% or _________% income tax withheld from this distribution.
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[X] AFFIRMATION/        14.| CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE              | correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                           | Section 3406(a)(1)(C) of the Internal Revenue Code.
(COMPLETE THIS SECTION     |
  FOR ALL REQUESTS.)       | The Internal Revenue Service does not require your consent to any provision of this document other than
                           | the certification required to avoid backup withholding.
                           |
                           |
                           |  __________________________________________________      ______________________________________________
                           |                       DATE                                        SIGNATURE OF OWNER(S)
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L9231-PI Rev 0900                                                        PAGE 4 OF 4
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